EXHIBIT 4.4

[Certain portions of this exhibit have been redacted pursuant to Instruction 4(a) of the Instructions as to Exhibits of Form 20-F.]

WHOLESALE AGREEMENT

BETWEEN

PT TELKOM INDONESIA (PERSERO) Tbk

AND

PT TELEKOMUNIKASI SELULAR

xxxxxxxxxxxxxxx

[This part is redacted because it is part of Telkom’s trade secret and is not material for investors]

WHOLESALE AGREEMENT
BETWEEN
PT TELKOM INDONESIA (PERSERO) Tbk.
AND
PT TELEKOMUNIKASI SELULAR

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

This wholesale agreement ("Agreement") is made on 6 April 2023, by and between:

1.

PT TELKOM INDONESIA (PERSERO) Tbk, a public company providing telecommunication services and networks, established under the laws of the Republic of Indonesia, domiciled at Jalan Japati No. 1, Bandung-40133 (hereinafter referred to as "TELKOM"); and

2.

PT TELEKOMUNIKASI SELULAR, a company incorporated and established under the laws of the Republic of Indonesia, domiciled at Telkom Landmark Tower, Menara-1 1st-23rd Floor, Jl. Jendral Gatot Subroto Kav. 52, South Jakarta 12710 (hereinafter referred to as "TELKOMSEL").

TELKOM and TELKOMSEL are collectively referred to as the "Parties" and individually as the "Party". The Parties first agree to consider and take into account the following matters:

1.

XXXXXXXXXXXXXXXXXXXXXXXXXXXXxxxxxxxXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

2.

Whereas the Parties have entered into a Conditional Spin-off Agreement ("CSA") [XX XXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] on the same date as this Agreement which regulates the terms of the transfer of IndiHome services from TELKOM to TELKOMSEL through a spin-off mechanism.

3.	Whereas in order to provide the TELKOMSEL Services, the Parties agree to enter into a cooperation in which TELKOM will provide Wholesale Services to TELKOMSEL.

ARTICLE 1
DEFINITIONS

Unless otherwise specified in relation to the sentences, in the articles concerned, the Parties agree that the definitions contained and applicable to this Agreement are as referred to in Schedule I hereto.

ARTICLE 2
PURPOSES AND OBJECTIVES

1.

Notwithstanding the Service Level Guarantee, in order to achieve the best results from the implementation of this Agreement, the Parties agree to maintain the principles below as guidelines during the implementation of this Agreement. TELKOM and TELKOMSEL intend to set out few basic principles to achieve maximum results from what has been agreed. Such basic principles shall be implemented without prejudice to the rights and obligations of the Parties under this Agreement.

2.

The Parties shall consult from time to time to discuss matters relating to the implementation of this Agreement in a constructive and open manner. If either Party reports any problems arising from the implementation of this Agreement or other matters requiring consultation, the Parties must consult each other to reach a solution acceptable to the Parties.

3.	Each Party must fully inform the other of any possibility that may have a negative impact on the Wholesale Services, so that the other Party can provide responses as soon as possible to any developments.

4.	The Parties must at all times support the efforts to improve the quality and standards of services which are appropriate for the Wholesale Services.
5.	The Parties agree to enforce this Agreement on a non-exclusive basis.

ARTICLE 3
SCOPE AND SERVICES

1.

The Parties agree that TELKOM will provide sufficient infrastructure, devices, professional services and supporting network capacity of the agreed quality in the provision of the Wholesale Services to TELKOMSEL.

2.	The Parties agree that TELKOMSEL will cooperate with TELKOM, whereby TELKOM will provide the Wholesale Services to TELKOMSEL in the provision of the TELKOMSEL Services with the following scope:
a.	Main Services:
1)	Fiber to the Home ("FTTH") connectivity and transport, which consists of:
a)	FTIH Optical Line Termination ("OLT") to drop cable connectivity, including Home Segment services;

b)	Aggregation and IP backbone Network connectivity (Transmission Throughput).
2)	Internet services which consist of Global Internet Throughput and domestic connectivity (local IX, Content Delivery Network ("CON") and direct peering).
3)	Connectivity for Internet Protocol Television ("IPTV') services.
4)	Voice services.
5)	Service Level Guarantee as referred to in Article 14 of this Agreement.
6)	Monitoring visibility [xxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxx].
b.	Additional services, among others, 5G core implementation support and other services to be agreed by the Parties with the mechanism as stipulated in Article 13 Paragraph (3) of this Agreement.
3.	[xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx].

ARTICLE 4
TERM OF THE AGREEMENT

1.

The Parties agree that the cooperation under this Agreement will be effective for 5 (five) years as of the Legal Day-1 ("Effective Date"), even if this Agreement is signed before the Effective Date, with the following conditions:

a.	For a period of 2 (two) years commencing from the Effective Date, the applicable fee scheme is the Fee Scheme I [XXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].
b.

After 2 (two) years commencing from the Effective Date, the Parties agree to review the applicability of the potential advanced fee schemes, by taking into account the parameters [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx] and TELKOMSEL Services throughput history.

c.

If the Parties agree to implement the potential advanced fee schemes after 2 (two) years commencing from the Effective Date, such agreement shall be set out in the form of an amendment/addendum to this Agreement.

d.	If the Parties still have not agreed on the review of the fee scheme, then Fee Scheme I shall continue to apply to this Agreement.
2.

The Parties agree to extend this Agreement for a period of 5 (five) years by first conducting negotiation prior to the expiration of the term of this Agreement related to the fee scheme after the extension[xxxxxxxxxxxxxxxxxxxxxx]:

a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

c.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

d.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 5
RIGHTS AND OBLIGATIONS

1.	In addition to the obligations set out in the other provisions of this Agreement, the following shall be the obligations of TELKOMSEL at its own cost and expenses, as follows:

a.	Implement all provisions related to the scope of cooperation of Wholesale Services as referred to in this Agreement;
b.

Grant permission at any time to TELKOM to inspect the installation and specifications of TELKOMSEL's equipment, as well as for the inspection of Disruption and/or other purposes, both in relation to the guaranteeing the continuity of the services and guaranteeing the implementation of this Agreement to ensure that the Wholesale Services can function properly;

c.	Pay the Service Fee to TELKOM as referred to in this Agreement;
d.	Cooperate with TELKOM to resolve the Disruption to ensure the smooth operation of telecommunications;
e.

Pay indemnification costs if proven to have committed an act of violation of this Agreement which results in losses to TELKOM in the amount of losses that is suffered directly (excluding opportunity loss);

f.	Provide access to TELKOM for devices and/or tools to obtain relevant and necessary data related to the Wholesale Services; and

g.	Provide data and information as referred to in Article 17 Paragraph (3) Letter (b) of this Agreement.
2.	In addition to the obligations set out in the other provisions of this Agreement, the following shall be the obligations of TELKOM, at its own cost and expenses, as follows:
a.	Implement all provisions related to the scope of cooperation of the Wholesale Services as referred to in this Agreement;
b.	Provide and be fully responsible for all matters required in relation to the provision of Wholesale Services to TELKOMSEL under the terms of this Agreement;
c.	Provide information to TELKOMSEL on the fulfilment of service requests related to the Wholesale Services in accordance with the Service Level Guarantee;
d.	Fulfil the Service Level Guarantee xxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxx;
e.

Pay indemnification costs if proven to have committed an act of violation of this Agreement which results in a loss to TELKOMSEL in the amount of the loss that is suffered directly (excluding opportunity loss);

f.	Provide access to TELKOM's devices and/or tools to TELKOMSEL to obtain relevant and necessary data related to the Wholesale Services;
g.	Resolve any issues that occur in relation to anything related to the Wholesale Services (including regarding their performance and operation);
h.

Provide written reports in relation to the work and provision of the Wholesale Services to TELKOMSEL with due regard to the Reconciliation period, in the form and content prescribed from time to time by TELKOMSEL;

i.

Be fully responsible for the performance of the Wholesale Services and for any risks and consequences arising from the non-functioning of the Wholesale Services in accordance with the terms of the Service Level Guarantee;

j.

Provide a service desk for TELKOMSEL which includes a supporting facility (first line support) for the Wholesale Services to handle TELKOMSEL's queries, complaints and/or requests in relation to the Wholesale Services;

k.	TELKOM shall keep all accounts, documents and records providing access to all such accounts, documents and records to TELKOMSEL and

TELKOMSEL's designees and TELKOMSEL's representatives upon request for the purposes of and/or in relation to (i) any audit and/or inspection that is, has been or will be conducted; and/or (ii) any other reasonable purpose to determine TELKOMSEL's compliance or fulfilment of this Agreement. The implementation of this provision shall remain in compliance with the prevailing internal regulations of TELKOM; and

l.

Upon written request from TELKOMSEL, provide monitoring visibility xxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxx based on the readiness and availability of TELKOM's systems on the Effective Date of this Agreement and TELKOM's internal compliance mechanisms.

3.	In addition to the rights set forth in the other provisions of this Agreement, matters that are also TELKOMSEL's rights are as follows:
a.	Use the Wholesale Services for the implementation of the telecommunication network and/or services in accordance with what have been agreed;
b.	Receive information from TELKOM upon mutually agreed request on the possibility of the availability of the Wholesale Services in accordance with the Service Level Guarantee;

c.	Obtain stable, reliable service and continuous operation of the Wholesale Services that it uses, in accordance with the Service Level Guarantee xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxx;
d.	Submit invoice claims to TELKOM if it is believed that the invoices submitted by TELKOM do not match or exceed the usage;
e.	Obtain access to TELKOM's devices and/or tools to obtain relevant and necessary data related to the Wholesale Services; and
f.

Receive indemnification costs if TELKOM is proven to have committed an act of violation of this Agreement which results in a loss to TELKOMSEL in the amount of the loss that is suffered directly (excluding opportunity loss).

4.	In addition to the rights set forth in other provisions of this Agreement, the following shall be TELKOM's rights are as follows:
a.	If required under the prevailing laws and regulations or in the event of an official request by an authorized institution, TELKOM is entitled to isolate and/or terminate the Wholesale Services if there are allegations of misappropriation that can be proven and that are contrary to the prevailing laws and regulations;

b.	Obtain access to TELKOMSEL's devices and/or tools to obtain relevant and necessary data related to the Wholesale Services;
c.	Obtain payment for the Wholesale Services from TELKOMSEL; and
d.

Receive indemnification costs if TELKOMSEL is proven to have committed an act of violation of this Agreement which results in a loss to TELKOM in the amount of the loss that is suffered directly (excluding opportunity loss).

ARTICLE 6
JOINT PLANNING PROGRAM (JPP)

1.

The Parties may hold a Joint Planning Program meeting at any time, with reasonable prior notice to the other Party. The Joint Planning Program shall be held at least 2 (two) times in 1 (one) year. Based on the agreement of the Parties, such meeting may involve the third-party suppliers if deemed necessary in technical matters.

2.	Details related to matters to be delivered during the Joint Planning Program will be carried out with the mechanism xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 7
REQUEST AND FULFILLMENT PROCEDURES

1.

Any request in connection with changes, additions and / or reductions that constitute a dismantle (permanent deactivation) of SSL in the Wholesale Services xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx, must be submitted through a Work Order equipped with the required data. Such Work Order shall be signed or approved electronically by TELKOMSEL's person-in-charge who is in charge of the deployment function in the relevant customer area, and shall be used as the basis for the rights and obligations of the Parties.

2.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
3.	In the event that there is a request for Wholesale Services from TELKOMSEL in the Apartment and Premium

Cluster areas that have cooperated with TELKOMSEL, the following provisions shall apply:

a.	TELKOM's responsibility is limited to the provision of the Wholesale Services in accordance with the scope as referred to in Article 3 of this Agreement.
b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
c.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 8
WORK ORDER ISSUANCE PROCEDURE

1.

If TELKOMSEL requires the provision of the Wholesale Services under this Agreement, TELKOMSEL will issue a Work Order, and TELKOM is willing to perform such Work Order in accordance with the terms and conditions of this Agreement, in the following manner:

a.

TELKOMSEL provides the Work Order that is signed or has been approved electronically by TELKOMSEL's person-in-charge who is in charge of the deployment function in the relevant cluster area, in accordance with TELKOMSEL's company regulations to TELKOM directly;

b.	TELKOM receives the Work Order that is signed or has been electronically approved by TELKOMSEL, with due observance of the provisions of Paragraph (4) of this Article;
c.

The Work Order issued by TELKOMSEL shall be subject to the terms and conditions of this Agreement and shall contain all information reasonably necessary for TELKOM to perform such Work Order, which shall include at least the following:

1)	Date of the Work Order;
2)	Name of the customers;
3)	Installation address;
4)	Contact number (handphone and email);
5)	Service package (in accordance with the order required by TELKOMSEL’s customer); and
6)	other information required by TELKOM to provide the Wholesale Services.

2.

If the Work Order issued by TELKOMSEL does not contain all sufficient and appropriate information required by TELKOM as mentioned in Paragraph (1) of this Article, then TELKOM shall as soon as practicable contact TELKOMSEL upon receipt of such Work Order and in good faith, cooperate with TELKOMSEL to ensure sufficient information is required for TELKOM to comply with such Work Order. TELKOMSEL will then rectify the Work Order and send it back to TELKOM to commence work as set out in the rectified Work Order.

3.	If there is any inconsistency between the provisions in the Work Order and this Agreement, the provisions in this Agreement shall prevail.
4.	Any Work Order issued by TELKOMSEL shall be immediately binding on TELKOM commencing from the receipt of the complete and correct receipt of such Work Order by TELKOM, upon receipt of the Work Order:
a.

TELKOM must fulfil the Work Order issued by TELKOMSEL as long as it is within the scope of this Agreement and has fully understood the terms of and agrees to the scope and level of support related to the Work Order, provided that the Work Order is issued in accordance with the provisions of this Article;

b.

The Work Order shall not contain any addition to or modification of any provision of this Agreement, except as expressly permitted by this Agreement. Any purported addition to or modification of any provision of this Agreement contained in a Work Order shall not be binding on the Parties unless such addition or modification has been made in accordance with Article 9 of this Agreement.

ARTICLE 9
CHANGES OF WORK ORDER

1.	TELKOMSEL can only issue the Work Order related to the changes of the Wholesale Services through the following mechanism:
a.

In the event that a Work Order has been submitted into the order fulfilment process, TELKOM must complete the Work Order for a customer and TELKOMSEL will subsequently issue a revised Work Order for a customer.

b.	Notwithstanding the readiness of TELKOM's system, in the event that the Work Order has not been submitted into the order fulfilment process, TELKOMSEL may issue a revised Work

Order for a customer that replaces the previous Work Order.

2.

If TELKOMSEL has provided a Work Order and TELKOM can only partially fulfil the requests in the relevant Work Order, TELKOMSEL will issue a revised Work Order in accordance with TELKOM's fulfilment of the relevant Work Order or cancel the Work Order as described in Article 10 of this Agreement.

3.

In the event that changes to the Wholesale Services as referred to in Paragraph (1) of this Article result in additional costs to TELKOM, TELKOM is entitled to invoice such additional costs to TELKOMSEL.

4.	The Parties agree that the provision on the changes of the Work Order related to the changes of the Wholesale Services in this Article shall not be considered as an adjustment to the Service Fee.

ARTICLE 10
WORK ORDER CANCELLATION

TELKOMSEL may cancel the Work Order if the following events occur:

a.	There is a failure in fulfilling the Work Order that is caused by the unavailability of TELKOM's local fixed network at the location requested by TELKOMSEL;

b.	TELKOM is late in fulfilling the Work Order beyond the period agreed by the Parties as stipulated in the Service Level Guarantee; and/or
c.	If TELKOM can only fulfil part of the requests in the relevant Work Order and there is a cancellation request from the customer to TELKOMSEL.

ARTICLE 11
INTEGRATION AND INSTALLATION

1.	TELKOM must conduct acceptance test on the installation of the Wholesale Services referred to in this Agreement.
2.

For the interest of TELKOMSEL in validating the acceptance test that has been carried out, the authorized representatives of TELKOM and TELKOMSEL (in this case for TELKOMSEL is an official at least at GM level who is in charge of the Deployment Area function) shall sign the Acceptance Test Minutes ("BAUT"), manually or electronically, accompanied by supporting documents xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxx. To the extent TELKOMSEL has signed the BAUT, TELKOMSEL agrees that the implementation of the installation work has complied with this Agreement.

3.

If there are any errors, defects, abnormalities or technical deviations that do not meet the QC fulfilment xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx (hereinafter referred to as "Defect") which are caused by TELKOM's fault and are identified no later than 60 (sixty) days after the signing of the BAUT, TELKOM shall be obliged to repair such Defect.

4.

If TELKOM can prove that such Defect is not caused by TELKOM's fault, TELKOMSEL shall release TELKOM from the obligation to repair such Defect in accordance with QC fulfilment xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxx.

5.

Each Party's device that will be integrated must have technical specifications in order to ensure that the connection made by the Parties can operate, therefore the Parties agree to carry out integration and acceptance tests.

6.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
7.	Costs incurred during the performance of the integration and acceptance test shall be the burden and responsibility of each Party.

ARTICLE 12
OPERATION AND MAINTENANCE

1.	The operation and maintenance of TELKOM's equipment for the Wholesale Services including costs arising from such activities shall be the responsibility of TELKOM.
2.	Each Party shall endeavour and realize efforts to improve the quality of the Wholesale Services by carrying out the operation and maintenance activities, in the following manner:
a.	Establish technical benchmarks and network service levels in a measurable manner in accordance with the Service Level Guarantee xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;
b.	Provide each other with information of the performance data related to the Wholesale Services;
c.	Coordination of the operations and maintenance of the Parties may be carried out by providing coordination telephone numbers;
d.	Coordination in handling the Disruption in accordance with the procedures xxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 13
SERVICE FEES

1.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
2.	TELKOM warrants that the Service Fees provided to TELKOMSEL are fair market rates with equivalent scope and Service Level Guarantees during the term of this Agreement.
3.

The Parties agree that for: (i) additional Services as referred to in Article 3 Paragraph (2) Letter (b) of this Agreement; (ii) changes to the Service Level Guarantee as referred to in Article 14 Paragraphs (1) and (2) of this Agreement; (iii) adjustments to the Service Credit as referred to in Article 15 Paragraph (4) of this Agreement iv) changes to the business process xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxx; and/or (v) changes to the measurement point xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxx, the following provisions shall apply:

a.	If such addition and/or change incurs costs outside of the Service Fees, the Parties agree to regulate such addition and/or change in an amendment/addendum to this Agreement.

b.	If such addition and/or change does not incur any costs, the Parties agree to regulate the such addition and/or change in a minutes of agreement which will be signed by the officials:
1)	of TELKOM: Executive Vice President of Wholesale Service Division or equivalent official who is in charge of similar functions.
2)	of TELKOMSEL: Vice President of Network Strategic Collaboration and Settlement or equivalent official who is in charge of similar functions.

ARTICLE 14
SERVICE LEVEL GUARANTEE

1.

The Parties agree on Service Level Guarantee, which include Key Performance Indicators (KPIs), xxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx. The Parties agree to evaluate the Service Level Guarantee in the first 6 (six) months from the Effective Date of this Agreement.

2.	The Parties may develop, improve and adjust the Service Level Guarantee from time to time, including if there are changes to the scheme and Service Fees that will be agreed by the Parties with the mechanism as set out in Article 13 Paragraph (3) of this Agreement.

3.

TELKOM shall implement the measurement, monitoring tools and procedures that are required to measure the performance of the Wholesale Services based on the Service Level Guarantee by using the tools from TELKOM and/or TELKOMSEL with priority to use the tools from TELKOM.

4.

If the Service Level Guarantee parameters xxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxx could not be fulfilled by TELKOM, TELKOMSEL shall be entitled to compensation in the form of Service Credit from TELKOM, unless TELKOM can prove that such non-fulfilment of the Service Level Guarantee is caused by TELKOMSEL's fault and/or negligence. xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

5.

TELKOM shall ensure that there is no Disruption to the Wholesale Services, if there is any Disruption to the Wholesale Services, TELKOM will carry out research and examination to find out about the causes of the Disruption to the service, and if necessary TELKOM will propose a backup plan for the Wholesale Services that are affected by the Disruption.

6.

In the event that a continuous Disruption occurs to the Wholesale Services without any reporting on the progress of the repair of the Disruption to the Wholesale Services to TELKOMSEL during the agreed time xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx and TELKOM does not make its best efforts to resolve the Disruption to the Wholesale Services, TELKOMSEL may, without limiting TELKOMSEL's other rights under this Agreement, terminate the relevant Work Order with a termination notification letter.

7.	In the event of termination of the Work Order for the above reasons, such termination shall take effect in accordance with the provisions of Article 33 Paragraph (1) of this Agreement.
8.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

9.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 15
SERVICE CREDIT

1.

Subject to the provisions of Article 14 Paragraph (4) of this Agreement, TELKOM agrees that compensation in the form of Service Credit will be provided by TELKOM to TELKOMSEL through a deduction of the Service Fee to be paid by TELKOMSEL to TELKOM xxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx. The Parties agree to evaluate the Service Credit in the first 12 (twelve) months from the Effective Date of this Agreement.

2.	The imposition of compensation in the form of Service Credit by TELKOMSEL to TELKOM shall not reduce or eliminate TELKOM's obligation to repair the Disruption to the Wholesale Services.
3.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

a.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

4.	xxxxxxxxxxxxxxxxxx:
a.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx; or

b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 16
TRANSITION OUT

1.

Upon the occurrence of an event that giving rise to a right of termination of this Agreement under Article 33 Paragraph (2) of this Agreement, TELKOMSEL may at any time, or at its discretion engage a third party to undertake the provision of all Wholesale Services by giving prior written notification to TELKOM ("Transition Out").

2.

For the purposes of the Transition Out, TELKOM will give TELKOMSEL 14 (fourteen) Business Days for all Wholesale Services to the third party. If after such time there are still Wholesale Services remaining with TELKOM, TELKOM will terminate the Wholesale Services and will not be responsible for any disruption in the performance of the Wholesale Services to the TELKOMSEL's Customers.

ARTICLE 17
EVALUATION

1.

As applicable and relevant, TELKOM must maintain the performance including but not limited to the work progression level in accordance with the work performance schedule and the Service Level Guarantee.

2.	Annual Evaluation

The Parties must evaluate the performances as referred to in Paragraph (1) of this Article, including but not limited to the parameters, limits and population of the Service Level Guarantee, once every 1 (one) year.

3.	xxxxxxxxxxxxx
a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;
2)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;
3)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;
4)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
c.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

d.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

e.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:
1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
2)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

f.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

4.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

2)	TELKOMSEL: Vice President of Network Strategic Collaboration and Settlement or equivalent official who is in charge of similar functions.

ARTICLE 18
SUBCONTRACTOR

1.

TELKOM must obtain TELKOMSEL's prior written consent if TELKOM will appoint a Subcontractor or assign any of its obligations under this Agreement to a Subcontractor. TELKOMSEL agrees not to withhold or delay without clear reason the provision of the written consent if the performance or products of the Subcontractor meet TELKOMSEL's technical requirements.

2.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

3.	TELKOM is the sole responsible party for any and every part of the work performed by the Subcontractors and every act or omission of the Subcontractors and all persons, whether directly or indirectly employed or instructed by TELKOM. TELKOM must ensure the compliance of the Subcontractor and its employees on the terms and conditions of this Agreement.

4.	Coordination conducted by Subcontractors to TELKOMSEL and/or vice versa that has an impact on commercial aspects must be done with TELKOM's written approval.
5.

Notwithstanding any other provision of this Article, TELKOM must perform and/or ensure that the Subcontractor performs any and all warranties of the Subcontractor. xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

xxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

c.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

d.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

e.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 20
RECONCILIATION

1.	Monthly Reconciliation
a.

The Parties agree to conduct Monthly Reconciliation to calculate the utilization of the Wholesale Services, either for the existing Wholesale Services and the changes, additions and reductions to the Wholesale Services.

b.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

c.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

d.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

e.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

f.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

g.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx,
2)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx,

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

2.	xxxxxxxxxxxxxxxxxxxxx
a.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
c.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

d.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxx:
1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
2)

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

e.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx:

1)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
2)	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

3.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 21
BILLING OF SERVICE FEES

1.	The billing of the Service Fees by TELKOM shall be made monthly based on the minutes of Reconciliation made and signed either electronically or manually by the Parties.
2.	TELKOM bills TELKOMSEL by sending the invoicing documents, namely:
a.	Invoices;
b.	Tax invoices; and
c.	Minutes of Reconciliation.

ARTICLE 22
PAYMENT PROCEDURES AND TIME

1.	Payment of Service Fee and/or difference of Annual Reconciliation shall be made by TELKOMSEL no later than the 2nd day of the month following the performance of the Reconciliation (month N+2),

provided that if such date falls on a holiday, the payment will be made on the previous Business Day.

2.	Payment of fees as referred to in Paragraph (1) of this Article, shall be made monthly by transferring to TELKOM's account through:

xxxxxxxxxxx:xxxxxxxxxxx

xxxxxxxxxxxx:xxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxx:xxxxxxxxxxxxxxx

xxxxxxxx xxxx:xxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xx

xxxxxxxxxxx:xxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxx:xxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxx:xxxxxxxxxxxxxxxx

xxxxxxxxxxxx:xxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxx.

3.

TELKOM is entitled to impose a penalty for each day of late payment by TELKOMSEL under the payment schedule, which shall be 1%o (one per mil) for each day of late payment by TELKOMSEL under the above payment schedule with a maximum imposition of 3% (three percent) of the amount of the invoices that has been matured.

ARTICLE 23
TAXES AND DUTIES

1.

All taxes, duties, and other costs incurred in the context of implementing this Agreement shall be the burden and responsibility of each Party in accordance with the prevailing tax regulations and determined by the government.

2.	In the event of changes in taxation and duty provisions by the government, the Parties agree to refer to the new taxation and duty provisions.
3.

The Parties agree to assist each other in fulfilling the obligations of each Party relating to taxes, duties and other costs based on the prevailing tax provisions arising from the implementation of this Agreement.

ARTICLE 24
INTELLECTUAL PROPERTY RIGHTS

1.	The Parties agree that any IPR brought by each Party in the provision of the Wholesale Services to implement this agreement will remain the property of and/or in the possession of each Party.
2.

Each Party is responsible and obliged to maintain ownership and/or possession of the IPR and anything related to the IPR, in connection with the provision of the Wholesale Services under this Agreement, and represents and warrants that ownership and/or possession of the IPR by each Party is legally obtained without any violation of any law.

3.

Each Party represents and warrants that the use of IPR owned by and/or in the possession of each Party in the provision of the Wholesale Services does not (and will not) violate or conflict with prevailing laws and regulations and does not violate and/or harm the rights and/or valid interests of any third party.

4.

Each Party protects, indemnifies, defends, releases, and fully discharges the other Party from and against and in connection with any legal proceedings (both civil and criminal), claims, suits, demands, objections, losses, liabilities, responsibilities, costs, arising from or caused by the use and/or utilization of any IPR carried by each Party in the provision of the Wholesale Services under this Agreement.

ARTICLE 25
SECURITY, CYBERSECURITY AND PERSONAL DATA PROTECTION REQUIREMENTS

Notwithstanding the obligations undertaken by each Party under this Agreement, specifically in the case of the provisions below relating to the provision of the Wholesale Services and/or the acquisition of access by a Party to the systems, data and/or customer data of the other Party, the Parties shall comply with the provisions set forth in this Article, as follows:

1.	Security
a.	Each Party must follow the valid and reasonable instructions that have been determined and given by the other Party within the scope of this Agreement; and
b.

If necessary and with the agreement of the Parties, in the event that there is a need for access to a hardware location owned by one of the Parties relating to the scope of this Agreement, it is mandatory for the Party that requires access to such location to follow the provisions or regulations that have been determined and given by the other Party (or third party) that manages and owns the hardware location.

2.	Cyber Security

During the term of this Agreement, each Party must comply with the cyber security provisions as set out in Article 26 of this Agreement.

3.	Protection of Data & Customer Data
a.

Any personnel, agents, subcontractors, partners, or affiliates of each Party, or other parties acting for or on behalf of or for the benefit of each Party of either Party that (will) has access to the internal, confidential, restricted and registered information and data of the other Party must be prior approved by the other Party with a period of time as determined by the Parties so that the relevant party can process such information and data. Each Party must ensure its personnel report as soon as possible (maximum within 24 (twenty-four) hours of initial identification) on any event that will or may harm, jeopardize, and/or affect the security of such information and data directly to the other concerned Party.

b.

Without the prior written consent of the other Party, either Party must not (i) use any data or information provided or used by the other Party or obtained or received from the other Party in the course of, for the purposes of, and/or in connection with the performance of this Agreement (including but not limited to the customer data of each Party), other than for the purposes of performing what is provided for in and by this Agreement; (ii) disclose, provide, or transfer or assign in any manners, including by way of lease or sale, such data to or for the benefit of any party and in any manners; or (iii) cause such data to be accessed or viewed in any manners by any third party.

c.

Further, in the event that the consent is given by either Party, the other Party must ensure that any processing activities of such Party's data and such Party's customer data by the other Party or its subcontractors and other personal information:

1)

comply with all prevailing laws, rules and regulations in the Republic of Indonesia, including but not limited to (i) the Law No. 27 of 2022 on Personal Data Protection; (ii) the Law No. 11 of 2008 on Electronic Information and Transactions, as amended by the Law No. 19 of 2016; (iii) the Government Regulation No. 71 of 2019 on the Organizing Electronic Systems and Transactions; (iv) the Regulation of the Minister of Communication and Informatics No. 20 of 2016 on the Data Protection in Electronic Systems and (v) other laws and regulations related to personal data issued from time to time;

2)

the processing of personal data is carried out in accordance with the principles of personal data protection which are carried out (i) in limited and specific manners, lawful and transparent, (ii) in accordance with its purposes, (iii) by guaranteeing the rights of the individual who owns such personal data (personal data subject),

(iv) accurately, completely, not misleading, up-to-date and accountable, (v) by protecting the security of the personal data from unauthorized access, unauthorized disclosure, removal of personal data, (vi) by informing the purposes and activities of the processing, as well as the failure of personal data protection, (vii) destruction and/or deletion of personal data after the end of the retention period or based on the request of the individual who owns the personal data (personal data subject), unless otherwise provided by laws and regulations, and (viii) carried out responsibly and can be clearly demonstrable;

3)

ensure the accuracy, completeness and consistency of personal data by verifying, recording the personal data processing activities, protecting and ensuring the security of the personal data being processed by formulating and implementing operational technical measures against the disruption to the personal data processing and determining the level of personal data security, storing and keeping the customer data of the other Party in strict confidentiality, using appropriate measures to avoid unauthorized processing of the customer data of each Party and preventing unauthorized access to personal data by using reliable, secure and responsible electronic security systems, supervising each party that is involved in the personal data processing under its control;

4)	must ensure that the electronic systems used for such data processing are reliable, secure and responsible;
5)	having regard to the prevailing laws and regulations and/or instructions from the Party in control of the personal data, must terminate the processing activity on the basis of:
a)	the expiration of the agreed retention period;

b)	achievement of the purpose of the data processing;
c)	a request from one of the Party (including from a customer of such Party); and/or
d)	not related to the completion of the legal process of a case, and/or personal data obtained and/or processed by unlawful means;
6)	cease or postpone the processing of personal data no later than 2x24 (two times twenty-four) hours from the written request of either Party (including customers of such Party);
7)

If the cessation or postponement of the processing of Personal data could not be fulfilled within the period referred to in Number (6) of this Letter, the Party that performs the processing of personal data must notify the Party that controls the personal data within the above period. The notification provided by the Party performing the processing of personal data must also include an estimate of the time that is required to cease or postpone the processing of personal data;

8)	in the event of failure of personal data protection, must give written notification to the Party controlling the personal data no later than 2x24 (two times twenty-four) hours;
9)	must provide audit trail records in accordance with the prevailing laws and regulations;
10)	if further required by the prevailing laws and regulations, must provide, educate, train, and ensure the personnel in charge and responsible for the protection of personal data.
d.	Further, without limiting any other provision of this Agreement, each Party must:
1)

only use and/or collect the data of the other Party and/or personal data of the other Party's customers under this Agreement for the purpose of performing this Agreement or as required by law, regulation and/or court order;

2)	not disclose the data of the other Party and/or the other Party's customers (including personal data);
3)

protect the other Party's data and/or personal data of the other Party's customers under this Agreement from misuse, unauthorized processing, loss and unauthorized access, modification or disclosure, storage that does not comply with security standards, and deletion or destruction of data that is not in accordance with its purpose;

4)	unless otherwise agreed by the other Party, ensure that the other Party's data and/or personal data of the other Party's customers are stored in Indonesia and not available in other countries;
5)

endeavour to ensure that any person employed by such Party, its Affiliates, and subcontractors, who has a specific, inherent and non-shareable access level, which would allow such person to gain access to the other Party's data and/or the personal data of the other

Party's customers will not access, use, disclose or store the data provided under this Agreement in an unauthorized manner; and

6)

establish, warrant and implement appropriate policies, procedures and roadmaps, and related access control and other technological measures, to ensure that the other Party's data and/or the personal data of the other Party's customers provided to such Party under this Agreement, including: (i) identification of the other Party's data and/or the personal data of the other Party's customers from its own data and the personal data of its Party's customers, (ii) limitation of access rights to the other Party's data and/or the personal data of the other Party's customers, and (iii) mechanisms for protecting the other Party's data and/or the personal data of the other Party's customers.

xxxxxxxxxxx
xxxxxxxxxxxxxxxxxx

1.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

2.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxx:
a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;

b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx;
c.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxx; and

d.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
3.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

4.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
a.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 27
CONFIDENTIALITY

1.

The Parties agree to treat all terms and conditions mentioned in this Agreement and any data, information or knowledge obtained in connection with the negotiation or execution of this Agreement as Confidential Information that could not be disclosed to third parties without obtaining prior approval from either Party, except for the performance of work, provided that the foregoing shall not apply to information or knowledge where: (i) a Party can show that it has previously legally possessed it prior to disclosure by the Party in question; (ii) has been commonly known by the public and such knowledge was not obtained through a violation of laws and regulations; (iii) has been commonly known by the public without any wrongdoing by the relevant Party; (iv) obtained by a Party later without violating the confidentiality of other sources; (v) ordered to be disclosed by Court order or based on the prevailing laws and regulations, where the disclosure must be coordinated in advance with the other Party.

2.

Notwithstanding the foregoing, the Parties may disclose information of one of the Party limited to its employees and subcontractors which are in connection with the provision of the Wholesale Services where such disclosure is required to enable the provision of the Wholesale Services, provided that the Party disclosing the Confidential Information must ensure that its employees and agents are subject to, and must require its subcontractors and employees to be subject to the confidentiality provisions under this Agreement.

3.	This confidentiality provision shall remain in effect for 5 (five) years from the expiration of the term of this Agreement.

xxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

1.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

2.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

3.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

4.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

ARTICLE 29
FORCE MAJEURE

1.	In the event of the occurrence of a Force Majeure, the Party experiencing the Force Majeure must notify the other Party in writing, as follows:

a.	The occurrence of Force Majeure within 7 (seven) Calendar Days from the occurrence of the Force Majeure,
b.	The end of the Force Majeure within 7 (seven) Calendar Days from the time of the end of the Force Majeure,

by including the supporting documents to prove the circumstances or development of the Force Majeure, including photographs, chronological documents and/or copies of Force Majeure statements issued by authorized parties/agencies and officially stated by authorized Government Officials in accordance with the prevailing laws and regulations, if available.

2.

Force Majeure is an event, circumstance/condition, or occurrence that occurs beyond the reasonable ability, power, or control of a Party and not caused by the fault of such Party, and such event, circumstance/condition, or occurrence hinders, prevents, or delays that Party in performing its obligations under this Agreement. What is called or categorized as Force Majeure includes but is not limited to:

a.	Natural disasters, such as floods, landslides, volcanic eruptions, hurricanes, storms, earthquakes or lightning;

b.	An outbreak of an infectious disease;
c.	Rebellion, riot, war (whether declared or not), or military action;
d.	Fire;
e.	Embargo;
f.	Strike;
g.	Sabotage;
h.	Unavailability of electrical power;
i.

Disruption to the telecommunications networks, both terrestrial and extraterrestrial (space), which are caused by events occurring in space including, but not limited to, sun-outages, solar eclipses, astronomical events, or meteorite events;

j.

The issuance of a decision, policy, regulation, or the performance of an action, by the competent authority that directly hinders, prevents, or delays the performance of a Party's obligations under this Agreement.

3.

The negligence or delay of the Party experiencing Force Majeure in fulfilling the notification obligation referred to in Paragraph (1) of this Article, shall result in the non-recognition of the events referred to in Paragraph (2) of this Article as Force Majeure.

4.

If the Party experiencing Force Majeure is unable to take the necessary countermeasures so as to hamper the implementation of its obligations as stipulated in this Agreement, then the Party that does not experiencing the Force Majeure event shall be entitled to do the following:

a.

If the Force Majeure lasts for a period of 1 (one) month after the Force Majeure notification is given as referred to in Paragraph (1) of this Article, the Parties may agree to discuss the continuation of the cooperation under this Agreement including agreeing to temporarily suspend or terminate the affected Work Order;

b.

If the Force Majeure lasts for 2 (two) consecutive months since the Force Majeure notice is given as referred to in Paragraph (1) of this Article, the Parties may agree to discuss the continuation of the cooperation under this Agreement including agreeing to temporarily suspend the affected Wholesale Services or, if the Force Majeure has a national impact, it may be agreed to terminate this Agreement.

5.

Non-fulfilment or performance of an obligation of either Party under this Agreement due to the Force Majeure conditions shall not be deemed as a default or breach of this Agreement. All losses and costs suffered by either Party as a result of the occurrence of Force Majeure shall not be the responsibility and will not be the responsibility of the other Party.

6.	Force Majeure could not be used as an excuse by either Party to delay the payment obligations to the other Party that have arisen and are due before the occurrence of Force Majeure.

ARTICLE 30
FRAUD

1.	Either Party is prohibited from committing Fraud against the other Party.
2.	If either Party is suspected of committing Fraud against the other Party, such other Party may submit a claim to the Party suspected of committing Fraud.
3.	The Party suspected of committing Fraud must immediately clarify to the other Party by submitting supporting evidence, no later than 14 (fourteen) Calendar Days from the receipt of the claim.
4.	If Fraud is suspected of originating from persons, other companies/legal entities, certain organizations that work or cooperate for the Party suspected of committing Fraud or its customers/users, then for clarification until the Fraud Settlement becomes the obligation and responsibility of the Party suspected of committing Fraud in accordance with the existing evidences.

5.

If within a period of more than 14 (fourteen) Calendar Days from the receipt of the claim as referred to in Paragraph (2) of this Article, the Party suspected of committing Fraud does not do clarification, then the other Party may give a written warning of 3 (three) times with a grace period of 7 (seven) Calendar Days for each warning letter to the Party suspected of committing Fraud.

6.

If the allegation of Fraud is proven, the Party who committed the Fraud must be responsible for the Fraud Settlement and the Party affected by the Fraud is released from any claims and responsibilities of any kind and from any Party.

7.	If no agreement is reached between the Parties in the Fraud Settlement, then the settlement is carried out through the dispute resolution mechanism as referred to in this Agreement.
8.	If Fraud is proven as referred to in Paragraph (6) of this Article, by still complying with the provisions of Article 28 of this Agreement, the Party committing Fraud must pay compensation and/or recalculate the costs that should be paid to the Party affected by the Fraud and/or third Parties, if any.

9.

In addition to the indemnity sanction as referred to in Paragraph (8) of this Article, the Party committing Fraud may also be subject to the sanction of unilateral termination of the Agreement by the Party affected by Fraud without waiting for a decision of the court judge that has permanent legal force, but does not remove the obligation of indemnity and other obligations that should be carried out under this Agreement.

ARTICLE 31
VIOLATIONS AND SANCTIONS

1.

If either Party violates the prevailing laws and/or regulations to the detriment of the other Party and/or third parties, the Party committing the violation will hold harmless the other Party from all lawsuits and liabilities submitted by the third parties.

2.

In the event of a loss due to a violation of the prevailing laws and/or regulations, while remains complying with the provisions of Article 28 of this Agreement, the Party committing the violation must be responsible for and indemnify the loss in the amount suffered directly to the Party affected by the violation including third parties if any. The Party affected by further violations also has the right to terminate this Agreement by giving prior 3 (three) warnings with a grace period of 7 (seven) Calendar Days for each warning.

ARTICLE 32
ASSIGNMENT OF AGREEMENT

1.

Unless required by laws and regulations or orders from judicial bodies, either Party may not transfer the rights, benefits and obligations under this Agreement, in whole or in part, to any third party without the prior written consent of the other Party.

2.

If the assignment of this Agreement is approved, the approving Party may determine whether the contents of this Agreement need to be updated after the assignment of this Agreement is performed with the transferee.

ARTICLE 33
TERMINATION

1.	Termination of Work Order

a.

The Work Order may be terminated by either Party in the event of the occurrence of Force Majeure which results in either Party being unable to perform its obligations under this Agreement and the related Work Order, within a period of 1 (one) month from the Force Majeure notice is given as referred to in Article 29 of this Agreement.

b.	Notwithstanding any other provisions under this Agreement, TELKOMSEL, by giving written notice, may terminate the Work Order without providing any indemnity or compensation in any form to TELKOM, if:
1)	All Wholesale Services contained in the relevant Work Order could not be performed by TELKOM;
2)

TELKOMSEL has issued a written warning letter to TELKOM to rectify the Wholesale Services under the relevant Work Order and TELKOM is unable to complete the rectification of the Wholesale Services based on the Service Level Guarantee (xxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxx), then TELKOMSEL may terminate the relevant Work Order by giving written notice in accordance with a further agreed period.

2.	Termination of the Agreement
a.	This Agreement shall terminate if the term of this Agreement expires as referred to in Article 4 of this Agreement and is not extended by the Parties;
b.	This Agreement may be terminated earlier provided that as follows:
1)	Based on the agreement of the Parties, with an effective date of termination of this Agreement no later than 14 (fourteen) Business Days after being agreed; or
2)	By either Party with prior notice to the other Party no later than 14 (fourteen) Business Days prior to the date of termination of this Agreement, if any of the following occurs:
a)	The other Party is negligent or intentionally does not fulfil part or all of the provisions of this Agreement and the Party who commits such negligence has been given a written warning by the Party that does not violate the provisions of this Agreement and does not have a good faith intention to rectify its mistakes within a period in accordance with a further agreed period;

b)	The other party is declared bankrupt based on a court decision that has permanent legal force;
c)	The license to operate the telecommunications network/services of the other Party, partially or wholly, is terminated or revoked by the competent authority (government); and/or
d)	Force Majeure events occur which result in one of the Party or the Parties being unable to carry out its obligations to the other Party by taking into account the Force Majeure provisions under this Agreement, and based on the agreement of the Parties.

3.

If either Party violates the provisions related to the Representations and Warranties, IPR, Confidentiality, Fraud and Violations and Sanctions under this Agreement, then the other Party is entitled to terminate the entire contents of this Agreement without any claims from the terminated Party and obtain compensation from the Party that committed the violation, while still complying with the provisions of Article 28 of this Agreement.

4.

For the purposes of termination of this Agreement, the Parties waive the implementation or the application of the provisions in Article 1266 of the Indonesian Civil Code insofar as it relates to the necessity or requirement of a decision or determination of court or judge for the termination of an agreement, so that for the purposes of terminating this Agreement, no decision or determination of court or judge is necessary or required.

5.	In the event of termination of this Agreement, each Party is obliged to complete all obligations arising before termination and have not been completed.

ARTICLE 34
NOTICES

1.

All notices, consents, waivers and other communications under this Agreement ("Notices") shall be in writing and shall be deemed to be duly given if (a) delivered in person or (b) sent by internationally recognized overnight delivery service (receipt required), in each case addressed to the correct address as set out below:

PT TELEKOMUNIKASI SELULAR

Address:Telkom Landmark Tower, Menara-1 12th Floor, Jalan Gatot Subroto No. 52, Jakarta, 12710.

xxxx.:xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

PT TELKOM INDONESIA (PERSERO) Tbk.

Address:Graha Merah Putih 8th Floor, JI. Gatot Subroto No. 52, Jakarta, 12710.

xxxxxx.:xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

2.	Unless there is an evidence that a Notice was received earlier, a Notice shall be deemed to have been given if:
a.	Delivered in person or by courier, when delivered to the address as stated in this Agreement and evidenced by receipt of such Notice; and/or
b.	Delivered by electronic mail (email), when confirmation of its delivery has been recorded in electronic mail (email).
3.

In the event of any change of address by one of the Parties as referred to in Paragraph (1) of this Article, such Party must notify the other Party in writing 7 (seven) Calendar Days prior to the effective date of the change.

ARTICLE 35
REPRESENTATIONS AND WARRANTIES

Each Party warrants and represents to the other Party that:

a.	Each Party is a limited liability company established or formed, validly existing under the laws of the

Republic of Indonesia and has full authority to enter into this Agreement and carry out all transactions contained therein;

b.	The signing, delivery and execution of this Agreement will obtain all necessary corporate approvals, and does not and will not require any approval or permission that has not been obtained;
c.	This Agreement shall be duly made and executed by each Party and shall be legally binding as to each of its obligations and enforceable in accordance with the terms contained herein;
d.	The individual who will represent each Party in signing this Agreement is an authorized officer in accordance with the articles of association and corporate rules applicable in each Party;
e.	Each Party is not in insolvency and there is no event which may materially affect the ability of any Party to perform its obligations under this Agreement;
f.

Each Party obtains and maintains the validity of all permits, approvals and licenses required for and related to the provision of the Wholesale Services, including, but not limited to, permits, approvals and licenses that must be obtained from the competent authorities and from other parties as necessary or required; and

g.

The deliverables, materials or other outputs of the relevant Work Order, when provided by one of the Party to the other Party, are free from any form of ownership and/or security and/or foreclosure and/or any form of third party interest, either directly or indirectly, which may affect the right to use of the relevant Party of the deliverables or materials or other outputs of the Work Order.

ARTICLE 36
GOVERNING LAW AND DISPUTE RESOLUTION

1.	This Agreement shall be governed by, construed and enforced in accordance with the Laws of the Republic of Indonesia.
2.

If in the future there is a dispute in the interpretation or implementation of the provisions of this Agreement, the Parties agree to first resolve the dispute by deliberation to reach an agreement within 60 (sixty) Calendar Days.

3.

If the settlement of the dispute as referred to in Paragraph (2) of this Article does not result in an agreement, then the Parties agree to submit the settlement through the Indonesian National Arbitration Board established in 1977 by the Indonesian Chamber of Commerce and Industry (Kamar

Dagang Industri Indonesia or KADIN) through the Decree No. SKEP/152/DPH/1977 dated 30 November 1977, which at the time of signing this Agreement has a registered address at Wahana Graha, 2nd Floor, JI. Mampang Prapatan No. 2, Jakarta 12760 ("BANI") in accordance with all prevailing BANI Arbitration Rules and Procedures ("BANI Rules"). The BANI arbitration hearing shall be held in Jakarta, Indonesia in the Indonesian language.

4.

The Arbitration Tribunal ("Tribunal") shall consist of 3 (three) arbitrators who understand and have knowledge of the subject matter of the Dispute, 1 (one) arbitrator shall be appointed by the Party submitting the request for arbitration as the Claimant, and 1 (one) arbitrator shall be appointed by the Party who is the respondent in the request for arbitration at BANI, and the third arbitrator shall be selected in accordance with the BANI Rules.

5.

The arbitration award rendered shall be final, binding and non-appealable and may be used as the basis for a court decision thereon in Indonesia or elsewhere. Each Party hereby expressly waives the requirement of Indonesian law granting the right to file an appeal on the arbitral award and agrees that, pursuant to Article 60 of Law No. 30 of 1999 on Arbitration and

Dispute Resolution Alternatives neither Party shall have the right to file an appeal on the arbitral award.

6.

Neither Party shall be entitled to commence or file any actions through the courts in respect of any dispute arising out of and relating to this Agreement until the same is determined by arbitration as provided in this Article and only for the enforcement of the arbitral award rendered thereunder.

7.	While any dispute is in the process of being resolved, each Party must continue to perform its obligations under this Agreement.

ARTICLE 37
GENERAL PROVISIONS

1.	Amendment/ Addendum/ Side Letter

In addition to the provisions agreed in the other Articles of this Agreement, matters that have not been sufficiently regulated under this Agreement will be regulated later according to the agreement of the Parties and will be set forth in an amendment/addendum/side letter made and signed by the Parties and have the same legal force as this Agreement.

2. Entire Agreement

This Agreement and any related written agreements and which are signed simultaneously with this Agreement contain the entire agreement and understanding of the Parties with respect to the subject matter of this Agreement, and all prior agreements, understandings and negotiations relating to such subject matter are superseded and merged into this Agreement.

3. Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed an original of this Agreement and together shall constitute one and the same agreement.

4. Severability

Any provisions under this Agreement, which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent that such prohibition or unenforceability does not invalidate the remaining provisions of this Agreement, and any prohibition or unenforceability in any such jurisdiction shall not invalidate or cause to be invalidated any such provision in any other jurisdiction. In the event that any provision of this Agreement becomes invalid, the Parties must promptly renegotiate in good faith to agree on a new provision to re-enact this Agreement as closely as possible to its original intent and purposes. To the fullest extent permitted by the prevailing laws, the Parties to this Agreement hereby waive any provision of law that causes a provision under this Agreement to be prohibited in any matters.

5. Surviving Obligations

The expiration of the term of this Agreement or the termination of this Agreement shall not release either Party from any obligations incurred during the term of this Agreement or of any of their respective obligations which, under this Agreement, survive the expiration of the term of this Agreement or the termination of this Agreement.

6. Prohibition of Giving Gratification

a.

Each Party or the personnel, representatives, agents, subcontractors, partners, or affiliates of each Party, or any other party acting for or on behalf of or for the benefit of each Party, shall not and must not (i) commit acts of corruption or fraudulent conduct; or (ii) offer or provide gifts, commissions, rebates, or compensation in any form or of any nature to the personnel of the other Party; or (iii) attempt or endeavour to do, or agree to do, any of the acts mentioned in the preceding items (i) or (ii), in connection with and/or in the context of each Party entering into or implementing this Agreement, and/or in connection with and/or in the context of the business of each Party for the purposes of making or implementing this Agreement, and/or as an inducement or reward for the performance or non-performance of an act by the personnel of the other Party in connection with and/or in the context of (a) any matter or affair relating to this Agreement; (b) the making or implementation of this Agreement by each Party; and/or (c) the business of each Party for the purposes of making or implementing this Agreement.

b.

In the event of any breach of the provisions of Letter (a) of this Paragraph, regardless of the time of such breach, either Party shall have the right to terminate this Agreement without any obligation to pay any compensation to the other Party.

7. Change of Authorized Officer

In the event that either Party intends to make changes to the signing officers of the derivative documents

(including but not limited to Work Orders, minutes of Reconciliation) of this Agreement, such changes must be notified to the other Party through a side letter stating the effective date of such changes. Regarding the issuance of the side letters, each Party appoints its representatives as follows:

a.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
b.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
8.

Misspelling of one or more words in this Agreement shall not invalidate this Agreement or any related provision. Such misspellings shall be read and translated in accordance with the intent of the Parties.

Thus, this Agreement is prepared in good faith, made in 2 (two) original copies and affixed with sufficient stamps, binding on the Parties and has the same legal force after being signed by the Parties.

PT TELKOM INDONESIA (PERSERO) Tbk	PT TELEKOMUNIKASI SELULAR
[has been signed] [initialed]	[has been signed] [initialed]
Bogi Witjaksono	Wong Soon Nam
Director of the Wholesale and International Service	Director of Planning and Transformation

[has been signed] [initialed]
Nugroho
Director of Network

SCHEDULE I
DEFINITIONS AND TERMS

The Parties agree to define the definitions and the terms in this Agreement, which shall be set forth in this Agreement, as follows:

1.

Apartments and Premium Clusters means areas or buildings that are built or developed or managed by a development company or developer to be sold to end-users (single owners) that require special cooperation with the development company, developer or designated third party.

2.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
3.	Service Fee means the amount of fees charged to TELKOMSEL periodically for the provision of the Wholesale Services calculated based on the usage time.
4.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx .
5.

Force Majeure means any occurrence or event beyond the control of each Party, including but not limited to, the following events: fires, explosions, floods, earthquakes, other disasters, strikes, riots, government bans, acts of violence by governments or enemies or war.

6.	Fraud means a variety of acts of fraud, deception or embezzlement in the implementation of telecommunications and/or the utilization of

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the telecommunications facilities which are carried out by one party including but not limited to persons, companies/other legal entities, certain organizations that work or cooperate for them and customers/users to the other parties either by means of technical engineering, administration, and/or other forms for the purpose of avoiding costs and/or gaining profit.

7.

Disruption means any obstruction and/or unavailability of service (broken connection) under this Agreement which is caused by the malfunctioning of telecommunication facilities starting from the time TELKOMSEL submits an open ticket through the system.

8.

Intellectual Property Rights (IPR) referred to in this Agreement include, but are not limited to, copyright, performing rights, mechanical rights, patents, trademarks, service marks, trade secrets, industrial designs, logos, and other similar rights in accordance with the prevailing laws.

9.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

10.	Calendar Day means a day pursuant to the Gregorian calendar.
11.	Business Day means a day on which the banks are generally operate in Jakarta, other than Saturdays, Sundays or public holidays.
12.	Homes Passed means the number of potential locations that can be connected to the FTTH network in a service area within a radius of 150 m from FTTH production equipment (optical lines and ODP).

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13.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
14.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

15.

Laws of the Republic of Indonesia means all provisions of laws and regulations and their implementing provisions, including but not limited to the company law and the telecommunications law which are prevailing in the Republic of Indonesia.

16.

Confidential Information means all information, ideas, concepts, technology, manufacturing processes and know-how (in its various natural forms) on the industry, marketing and commercial that are related to/or developed to support the business of an organizer.

17.	Service Level Guarantee has the meaning given to such term xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxx.
18.

Joint Planning Program (JPP) means a bilateral meeting between TELKOM and TELKOMSEL to discuss and agree on the fulfilment plan and needs of the Wholesale Services (including but not limited to the submission of the performance requirements and information of the Wholesale Services) during the agreed period.

19.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx .

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20.

TELKOMSEL Services means TELKOMSEL services in the form of fixed broadband services (on the Effective Date known as IndiHome services), internet protocol television (IPTV) services, and Voice Services.

21.

Main Service means a service provided by TELKOM as the main service with the scheme as has been determined in this Agreement. The Main Service provides a guarantee to TELKOMSEL to be able to properly provide TELKOMSEL Services and its derivatives to the customers in accordance with the Service Level Guarantee guidelines.

22.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
23.	Wholesale Services means the provision of services by TELKOM to TELKOMSEL for TELKOMSEL's retail customers with the scope as set out in Article 3 Paragraph (2) of this Agreement.
24.

Legal Day-1 means the date when the Minister of Law and Human Rights issues an approval and/or receipt of notification of the deed related to the restatement of resolution of shareholders of TELKOMSEL approving the spin-off and issuance of shares to TELKOM which shall be no later than 1 July 2023 or such other date as agreed in writing by the Parties as referred to in the CSA.

25.	LIS or Line-in Service means an active SSL.
26.	Fraud settlement means an effort made by the Party suspected of committing Fraud to the Party affected by Fraud from the claim to the implementation of the Fraud settlement agreement.

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27.	FBC Transition Agreement means the Fixed Broadband Core Transition Service Agreement made by the Parties and entered into simultaneously with this Agreement.
28.	IT System Transition Agreement means an IT System Transition Service Agreement made by the Parties and entered into simultaneously with this Agreement.
29.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxx.
30.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
31.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
32.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
33.	Fee Scheme I means the Service Fee scheme xxxxxxxxx xxxxxxxxxxxxxxxx.
34.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

35.	Subcontractor means a third party appointed by TELKOM and approved by TELKOMSEL to perform the work.

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36.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
37.	xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.
38.	Work Order means a request letter for the Wholesale Services which is issued by TELKOMSEL in accordance with the terms and conditions under this Agreement.
39.	SSL or Service Connection Unit means a unit of customers who subscribe to TELKOMSEL Services.
40.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

41.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx.

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SCHEDULE II
xxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE III
xxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE IV
xxxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE V
XXXXXXXXXXXXXXXXXXXXXXX

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE VI
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE VII
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE VIII
xxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE IX
xxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE X
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE XI
xxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE XII
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE XIII
PARAMETER FOR ANNUAL RECONCILIATION

[ This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE XIV
GROWTH PROJECTIONS OF TELECOMMUNICATION SERVICES BUSINESS 2023-2027

[This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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SCHEDULE XV
xxxxxxxxxxxxxxxxxx

[ This schedule is redacted because it is part of Telkom’s trade secret and is not material for investors]

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